Goldman Sachs Trust

Goldman Sachs Retirement Strategies Portfolios

Class A Shares, Institutional Shares, Class R Shares
and Class IR Shares of the

Goldman Sachs Retirement Strategy 2010 Portfolio
Goldman Sachs Retirement Strategy 2015 Portfolio
Goldman Sachs Retirement Strategy 2020 Portfolio
Goldman Sachs Retirement Strategy 2030 Portfolio
Goldman Sachs Retirement Strategy 2040 Portfolio
Goldman Sachs Retirement Strategy 2050 Portfolio
(collectively, the “Portfolios”)

Supplement dated March 11, 2010 to the
Prospectuses dated December 29, 2009 (collectively, the “Prospectuses”)

Effective on or around March 31, 2010, the Goldman Sachs Absolute Return Tracker Fund will be added as an Underlying Fund to the Underlying Funds currently being used for investment by the Portfolios. This Supplement updates the disclosure contained in the Prospectuses as follows:

In the section “Portfolio Investment Objectives and Strategies—Main Investment Strategies,” the second sentence of the second paragraph is deleted and replaced in its entirety with the following:

Each Portfolio is invested in a combination of equity and fixed income Underlying Funds based on the Portfolio’s target date.

In the section “Portfolio Investment Objectives and Strategies—Expected Equity/Fixed Income Range (Percentage of Each Portfolio’s Total Assets)” the chart is deleted and replaced in its entirety with the following:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
EQUITY FUNDS	57%	65%	71%	81%	86%	90%

Domestic Equity Funds
Structured Large Cap Value	●	●	●	●	●	●
Large Cap Value	●	●	●	●	●	●
Structured Large Cap Growth	●	●	●	●	●	●
Strategic Growth	●	●	●	●	●	●
Structured Small Cap Equity	●	●	●	●	●	●

International Equity Funds
Structured International Equity	●	●	●	●	●	●
Structured Emerging Markets Equity	●	●	●	●	●	●
Structured International Small Cap	●	●	●	●	●	●

Specialty Equity Funds
Absolute Return Tracker	●	●	●	●	●	●
Real Estate Securities	●	●	●	●	●	●
International Real Estate Securities	●	●	●	●	●	●

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy	Strategy	Strategy	Strategy	Strategy	Strategy
	2010	2015	2020	2030	2040	2050
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
FIXED INCOME FUNDS	43%	35%	29%	19%	14%	10%

Money Market Funds
Financial Square Prime Obligations	●	●	●	●	●	●

Taxable Fixed Income Funds
Inflation Protected Securities	●	●	●	●	●	●
Core Fixed Income	●	●	●	●	●	●
Global Fixed Income	●	●	●	●	●	●
High Yield	●	●	●	●	●	●
Emerging Markets Debt	●	●	●	●	●	●
Local Emerging Markets Debt	●	●	●	●	●	●

Specialty Fixed Income Funds
Commodity Strategy	●	●	●	●	●	●

In the section following the table in “Portfolio Investment Objectives and Strategies—Expected Equity/Fixed Income Range (Percentage of Each Portfolio’s Total Assets),” the second sentence of the second paragraph is hereby deleted.

The following is inserted into the table in the section “Description of the Underlying Funds” after the Large Cap Value Fund:

Underlying Fund	Investment Objective	Investment Criteria

Absolute Return Tracker	Investment results that approximate the performance of the Goldman Sachs Absolute Return Tracker Index, a benchmark index that seeks to replicate the investment returns of hedge fund betas (the “GS-ART Index”)	The Fund’s investments are selected with the goal of approximating the performance of the GS-ART Index. The Fund will invest in securities and other financial instruments that provide exposure to the component market factors in approximately the same weighting that such component market factors have within the GS-ART Index at the applicable time. The Fund’s exposure to each component market factor may be long or short. The Fund’s portfolio of investments may include, among other instruments, futures, swaps, structured notes, ETFs, stocks and forward contracts, as well as U.S. Government Securities and other high quality debt securities. The Fund does not invest in hedge funds.

The “Concentration Risk” is moved from the “Risks That Apply To All Underlying Funds” subsection of the “Principal Risks of the Underlying Funds” section to the “Risks That Are Particularly Important for Specific Underlying Funds” subsection.

In the “Risks That Apply Primarily To The Underlying Fixed Income Funds” subsection of the “Principal Risks of the Underlying Funds” section, the subsection is renamed the “Risks that Apply Primarily to the Underlying Fixed Income Funds and the Absolute Return Tracker Fund1” and the following footnote is added as follows:

[1]	The Absolute Return Tracker Fund is only subject to “Credit/Default Risk” and “U.S. Government Securities Risk.”

The “Risks That Apply Primarily To The Underlying Equity Funds and the Commodity Strategy Fund” subsection of the “Principal Risks of the Underlying Funds” section of the Prospectuses is renamed the “Risks That Apply Primarily To The Underlying Equity Funds, the Commodity Strategy Fund and the Absolute Return Tracker Fund.”

In the section “Principal Risks of the Underlying Funds” under the “Risks That Are Particularly Important for Specific Underlying Funds” subsection, “Non-Diversification Risk,” “Leverage Risk,” “Commodity Sector Risk,” “Absence of Regulation Risk” and “Counterparty Risk” are deleted and replaced in their entirety with the following:

Non-Diversification Risk—The Commodity Strategy, Global Income, International Real Estate Securities, Real Estate Securities, Emerging Markets Debt, Local Emerging Markets Debt and Absolute Return Tracker Funds are non-diversified, meaning that each of these Underlying Funds is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, these Underlying Funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments.

Leverage Risk—Leverage creates exposure to gains in a greater amount than the dollar amount made in an investment by enhancing return or value without increasing the investment amount. Borrowing and the use of derivatives result in leverage. Leverage can magnify the effects of changes in the value of an Underlying Fund and make it more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. An Underlying Fund will segregate or earmark liquid assets or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Commodity Sector Risk—Exposure to the commodities markets may subject the Commodity Strategy Fund and the Absolute Return Tracker Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Commodity Strategy Fund and the Absolute Return Tracker Funds invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause such Funds’ share value to fluctuate.

Absence of Regulation—Certain Underlying Funds engage in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

Counterparty Risk—Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

In the “Principal Risks of the Underlying Funds” section under the “Risks That Are Particularly Important for Specific Underlying Funds” subsection, the following risks are added:

Index/Tracking Error Risk—The Absolute Return Tracker Fund’s performance may not match, and may vary substantially from, that of the GS-ART Index for any period of time. Although the Absolute Return Tracker Fund attempts to track the investment performance of the GS-ART Index, the Absolute Return Tracker Fund may not be able to duplicate its exact composition or return. In addition, unlike a fund, the returns of the GS-ART Index are not reduced by investment and other operating expenses, and therefore, the ability of the Absolute Return Tracker Fund to match the performance of the GS-ART Index will be adversely affected by the costs of buying and selling investments as well as other expenses. The Absolute

Return Tracker Fund cannot guarantee that its performance will match the GS-ART Index for any period of time or at all. In addition, there can be no assurance that the GS-ART Index will track hedge fund beta returns.

Short Selling Risk—In attempting to track the performance of the GS-ART Index, the Absolute Return Tracker Fund may engage in short selling. Short selling involves leverage of the Absolute Return Tracker Fund’s assets and presents various risks. In order to establish a short position in a financial instrument, the Absolute Return Tracker Fund must first borrow the instrument from a lender, such as a broker or other institution. The Absolute Return Tracker Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Absolute Return Tracker Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

After selling the borrowed financial instrument, the Absolute Return Tracker Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Absolute Return Tracker Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Absolute Return Tracker Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Absolute Return Tracker Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Absolute Return Tracker Fund may realize a gain. The Absolute Return Tracker Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Absolute Return Tracker Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Absolute Return Tracker Fund is unable to borrow the same instrument from another lender. If this happens, the Absolute Return Tracker Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Absolute Return Tracker Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the financial instrument, the Absolute Return Tracker Fund may be required to pay a premium.

The Absolute Return Tracker Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Absolute Return Tracker Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Absolute Return Tracker Fund may be required to pay in connection with the short sale.

Until the Absolute Return Tracker Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Absolute Return Tracker Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to-market daily. The requirement to segregate assets limits the Absolute Return Tracker Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Absolute Return Tracker Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries have recently imposed increased regulations related to certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the investment adviser to sell securities short on behalf of the Absolute Return Tracker Fund.

Due to local restrictions, the Absolute Return Tracker Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Absolute Return Tracker Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goal.

Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Absolute Return Tracker Fund’s transactions in equity swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities and short sales.

Transactions in equity swaps can involve greater risks than if the Underlying Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Underlying Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the investment adviser’s expectations may produce significant losses in the Underlying Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, the investment adviser’s use of equity swaps may not be effective in fulfilling the investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As investment companies registered with the SEC, the Underlying Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Underlying Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Underlying Fund is permitted to set aside liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e. the Underlying Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Underlying Fund reserves the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash settled swaps, the Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund was required to segregate assets equal to the full notional amount of the swaps.

In the section “Service Providers—Management Fees,” the following is inserted into the second table:

				Total Net Operating
Underlying Fund	Management Fee			Expense Ratio

Absolute Return Tracker	First $	1 Billion	1.15%	1.20%
	Next $	1 Billion	1.04%
	Next $	3 Billion	0.99%
	Next $	3 Billion	0.97%
	Over $	8 Billion	0.95%

In “Appendix A—Additional Information on the Underlying Funds—B. Other Risks of the Underlying Funds” subsection, the following risks are added:

Index Risk/Tracking Error Risk.  The Absolute Return Tracker Fund’s return may not match the return of the GS-ART Index for a number of reasons. For example, the Absolute Return Tracker Fund incurs a number of operating expenses not applicable to the GS-ART Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the GS-ART Index. The Absolute Return Tracker Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since the Absolute Return Tracker Fund must gain exposure to the various indices that comprise the GS-ART Index (each such index, a “Component Market Factor”) of the GS-ART Index through investments in futures or other instruments and derivative positions, the Fund’s return may not necessarily correlate to the return of the GS-ART Index, as would be the case if a Fund were able to invest directly in the Component Market Factors.

From time to time, regulatory constraints or other considerations may prevent the Absolute Return Tracker Fund from replicating precisely the returns of a Component Market Factor. This may occur for a number of reasons. For example, the Absolute Return Tracker Fund is taxed as a regulated investment company under the Code, and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent it would result in a violation of the Code, the Absolute Return Tracker Fund would be prevented from investing in instruments that are directly linked to the Component Market Factors. Similarly, other regulatory constraints, such as limitations on the ability of the Absolute Return Tracker Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating a Component Market Factor. In each of these circumstances, the Investment Adviser will employ a strategy whereby the Fund will invest in instruments that, in the aggregate, are deemed by the Investment Adviser to provide investment returns similar to those of the Component Market Factor. To the extent the Absolute Return Tracker Fund employs this strategy, it is subject to the risk that the securities selected by the Investment Adviser pursuant to this strategy may not, in fact, provide investment performance that closely tracks the performance of the specific Component Market Factor.

In addition, for the reasons listed below, there is no assurance that the GS-ART Index will track hedge fund returns; instead, the index should be viewed as an independent asset that is expected to display a pattern of returns over time that broadly resembles the pattern of beta returns of hedge funds as a broad asset class:

•	While the GS-ART Index consists of multiple liquid Component Market Factors, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets.

•	The GS-ART Index algorithm’s return mapping is based on historical data regarding the Component Market Factors and hedge fund returns. Hedge fund strategies can be dynamic and unpredictable, and the GS-ART Index algorithm used to estimate hedge fund asset allocation may not yield an accurate estimate of the then current allocation. Past and current levels of the Component Market Factors and hedge fund returns are not necessarily indicative of future levels and returns. Furthermore, even if historic returns prove to be a reliable indicator of future returns in one or more periods during the term of the investments, the GS-ART Index algorithm may not continue to effectively identify such returns.

•	The GS-ART Index is subject to a constraint on the weightings of the Component Market Factors while hedge fund returns may reflect the performance of leveraged investments. Accordingly, to the extent the Fund tracks the GS-ART Index the Fund may be exposed to less leverage than hedge funds in general are then currently employing.

•	The GS-ART Index has a fixed volatility target, which may be lower or higher than a diversified hedge fund portfolio. Accordingly, the GS-ART Index may be exposed to more or less risk than hedge funds as an asset class. In addition, this volatility target may itself not be achieved and the actual volatility of the GS-ART Index may be substantially higher or lower than the fixed volatility target. To the extent the Absolute Return Tracker Fund tracks the GS-ART Index, these risks could also apply to an investment in the Fund.

Currently, the GS-ART Index has limited actual historical performance data. As limited actual historical performance data exists, an investment in the Absolute Return Tracker Fund may involve greater risk than an investment linked to an index with a proven track record. The limited nature of the track record with respect to the GS-ART Index is particularly significant because the algorithm underlying the index is based on historical trends in returns to date that may or may not be repeated in the future. Investors should also be aware that Goldman Sachs International (the entity that developed and maintains the GS-ART Index) and the investment adviser do not guarantee:

•	the continuity in the calculation, formulation and circulation of the GS-ART Index;

•	the continuity in the calculation methods and compilation of the GS-ART Index and of any of the related formula or formulae, constituent indices and factors that are used as at the date of this Prospectus; or

•	the precision, integrity or lack of errors in the composition or calculation of the GS-ART Index or the Component Market Factors.

Risks of Short Selling.  In attempting to track the performance of the GS-ART Index, the Absolute Return Tracker Fund may engage in short selling. In these transactions, the Absolute Return Tracker Fund sells a financial instrument it does not own in anticipation of a decline in the market value of the instrument, and then must borrow the instrument to make delivery to the buyer. The Absolute Return Tracker Fund is obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Absolute Return Tracker Fund, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Absolute Return Tracker Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Absolute Return Tracker Fund to post as collateral other securities that it owns. If the Absolute Return Tracker Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Absolute Return Tracker Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Fund.

Certain Underlying Funds also may make short sales against the box, in which the Underlying Fund enters into a short sale of a financial instrument which it owns or has the right to obtain at no additional cost.

In “Appendix A—Additional Information on the Underlying Funds—B. Other Risks of the Underlying Funds” subsection, the first sentence of “Non-diversification and Concentration Risks” is deleted and replaced in its entirety as follows:

The Commodity Strategy Fund, Absolute Return Tracker Fund, Global Income Fund, International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund and Emerging Markets Debt Fund are each classified as a “nondiversified” fund under the Act and are, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

In “Appendix A—Additional Information on the Underlying Funds—C. Investment Securities and Techniques” subsection, the first sentence of “Commodity-Linked Securities” is deleted and replaced in its entirety as follows:

The Commodity Strategy Fund and the Absolute Return Tracker Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts.

In “Appendix A—Additional Information on the Underlying Funds—C. Investment Securities and Techniques” subsection, the first sentence of the third paragraph of “Commodity-Linked Securities” is deleted and replaced in its entirety as follows:

The Commodity Strategy Fund’s investment advisor generally intends to invest in commodity-linked investments whose returns are linked to the GSCI.

This Supplement should be retained with your Prospectus for future reference.

RTMTFDCHGSTK 3-10 00072312